                                                                    EXHIBIT 10.2



                              BUSINESS@WEB, INC.

                                1996 Stock Plan


     1.  Purpose.  This 1996 Stock Plan (the "Plan") is intended to provide
         -------
incentives: (a) to employees of Business@Web, Inc. (the "Company"), any present or future parent or subsidiaries of the Company and any corporations or other entities now or hereafter under common control with the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO" or "ISOs"); (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or Non-Qualified Options"); (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options". Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights". As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Section 424 of the Code.

     2.  Administration of the Plan.
         --------------------------

         A. The Plan shall be administered by a stock plan committee (the "Committee") of not less than two directors of the Company appointed by the Board of Directors of the Company (the "Board") each of whom is (1) not an employee of the Company or any Related Corporation and who qualifies as a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) promulgated under the Securities Exchange Act of 1934, as amended, (the "Act") on and after the effective date of the Company's initial public offering and (2) an "outside director" within the meaning of Section 162(m) of the Code on and after the date the Plan becomes subject to such section. Subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporation (from among the class of employees eligible under paragraph 4 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 4 to receive Non-Qualified Options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted;
(ii) determine the time or times at which Options or Awards may be granted or Purchases made; (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 7, and the purchase price of shares subject to each Purchase; (iv) determine whether each Option granted shall be an ISO or a

Non-Qualified Option; (v) determine (subject to paragraph 8) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine, at the time of grant, what percentage of shares underlying an Option can be accelerated upon the occurrence of any event set forth in paragraph 14; (vii) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Rights granted under it shall be final and binding upon all parties. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

         B. The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     3.  Option Grants to Non-Employee Directors.
         ---------------------------------------

         A. Each individual who first becomes a member of the Board after the date of adoption of this Plan by the Board of Directors and is not an employee of the Company or any Related Corporation (a "Non-Employee Director") shall be granted on the date such individual first joins the Board a Non-Qualified Option to acquire 7,000 shares of Common Stock.

         B. Each Non-Employee Director who first became a member of the Board in 1996 but prior to the date of adoption of this Plan by the Board of Directors, shall be granted a Non-Qualified Option to acquire 7,000 shares of Common Stock upon the consummation of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1993, as amended, covering the offer and sale of Common Stock to the public.

         C. Each Non-Employee Director who is serving as Non-Employee Director of the Company on each January 1, beginning with January 1, 1997, shall automatically be granted on such day a Non-Qualified Option to acquire 1,700 shares of Common Stock.

         D. The exercise price per share for the Common Stock covered by an Option granted hereunder shall be equal to the "fair market value" of the Common Stock on the date the Option is granted, which shall, with respect to Options granted under Section 3.B above, be the consummation of the initial public offering. An Option granted under this paragraph 3 shall vest in four equal annual installments commencing one year following the grant date. No option issued under this paragraph 3 shall be exercisable after the expiration of ten years from the date upon which such option is granted.

         E. The rights of an Non-Employee Director in an Option granted under this paragraph 3 shall terminate 90 days after such Director ceases to be a Director of the Company or the specified expiration date, if earlier, provided, however, that any Option granted to a Non-Employee Director and outstanding on the date of his death may be exercised by the legal representative or legatee of the optionee for a period of twelve months from the date of death or until the expiration of the stated term of the option, if earlier.

         F. Options granted under this paragraph 3 may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in paragraph 15. An individual shall have the rights of a stockholder only as to shares acquired upon the exercise of a option and not as to unexercised options.

         G. The provisions of this paragraph 3 shall apply only to Options granted or to be granted to Non-Employee Directors, and shall not be deemed to modify, limit or otherwise apply to any other provision of this Plan or to any Option issued under this Plan to an individual who is not an Non-Employee Director of the Company. To the extent inconsistent with the provisions of any other paragraph of this Plan, the provisions of this paragraph 3 shall govern the rights and obligations of the Company and Non-Employee Directors respecting options granted or to be granted to Non-Employee Directors. The provisions of this paragraph 3 which affect the price, date of exercisability, option period or amount of shares of Common Stock under an Option shall not be amended more than once in any six-month period, other than to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended.

     4.  Eligible Employees and Others.  ISOs may be granted to any employee of
         -----------------------------
the Company or any parent or subsidiary of the Company. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any director (whether or not an employee), officer, employee or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option or an authorization to make a Purchase. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

     5.  Stock.  The stock subject to Options, Awards and Purchases shall be
         -----
authorized but unissued shares of Common Stock, par value $0.001 per share, of the Company (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 1,745,867, and on and after the date the Plan becomes subject to Section 162(m) of the Code no more than 333,333 Options may be granted to any one individual participant during any calendar year period. Such numbers shall be subject to adjustment as provided in paragraph 14. Any shares issued hereunder may be issued as ISOs, Non-Qualified Options or Awards, or to persons or entities making Purchases, so long as the number of shares so issued does not exceed the aggregate number of shares subject to the Plan. If any Option granted under the Plan shall expire, be canceled or otherwise terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

     6.  Granting of Stock Rights.  Stock Rights may be granted under the Plan
         ------------------------
at any time on or after May 20, 1996 and prior to May 20, 2006. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 17.

     7.  Minimum Option Price; ISO Limitations.
         -------------------------------------

         A. The price per share specified in the agreement relating to each Non-Qualified Option granted under the Plan shall in no event be less than the lesser of (i) the book value per share of Common Stock as of the end of the fiscal year of the Company immediately preceding the date of such grant, or (ii) 50 percent of the fair market value per share of Common Stock on the date of such grant.

         B. The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110 percent of the fair market value per share of Common Stock on the date of grant.

         C. In no event shall the aggregate fair market value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed $100,000; provided that this paragraph 7(C) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(b)(7) of the Code.

         D. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the last reported sale price (on that date) of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market System, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market System. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length. Notwithstanding the foregoing, "fair market value" on the effective date of the Company's initial public offering shall be the offering price to the public of the Common Stock on such date.

     8.  Option Duration.  Subject to earlier termination as provided in
         ---------------
paragraphs 10 and 11, each Option shall expire on the date specified by the Committee, but not more than (i) ten years and one day from the date of grant in the case of Non-Qualified Options, (ii) ten years from the date of grant in the case of ISOs generally, and (iii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation. Subject to earlier termination as provided in paragraphs 10 and 11, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 17.

     9.  Exercise of Option.  Subject to the provisions of paragraphs 10 through
         ------------------
13, each Option granted under the Plan shall be exercisable as follows:

          A. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

          B. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

          C. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

          D. The Committee shall have the right to accelerate the date of exercise of any installment of any Option.


     10.  Termination of Employment.  If an ISO optionee ceases to be employed
          -------------------------
by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 11, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of three months from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 17. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any parent or subsidiary of the Company to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company or any parent or subsidiary of the Company, so long as the optionee continues to be an employee of the Company or any parent or subsidiary of the Company. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

     11.  Death; Disability.
          -----------------

          A. If an ISO optionee ceases to be employed by the Company and all parents and subsidiaries of the Company by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the ISO's specified expiration date or 360 days from the date of the optionee's death.

          B. If an ISO optionee ceases to be employed by the Company and all parents and subsidiaries of the Company by reason of his disability, he shall have the right to exercise the ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the ISO's specified expiration date or 360 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

     12.  Assignability.  No Stock Right shall be assignable or transferable by
          -------------
the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee each Stock Right shall be exercisable only by him. Notwithstanding the foregoing, the Committee may provide in an Option agreement that the optionee may transfer, without consideration for the transfer, his Non-Qualified Options to members of his immediate family, to trusts for the benefit of such family members and to partnerships in which such family members are the only partners. Shares of Common Stock issued upon exercise of Stock Rights shall be subject to such rights of first refusal, repurchase rights and other restrictions on transfer in favor of the Company as the Committee may determine at the time such Stock Rights are granted.

     13.  Terms and Conditions of Options.  Options shall be evidenced by
          -------------------------------
instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 7 and 12 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     14.  Adjustments.  Upon the occurrence of any of the following events, an
          -----------
optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

          A. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

          B. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Plan and all Stock Rights granted hereunder shall terminate unless the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), in connection with the Acquisition, make provision for the assumption of Stock Rights heretofore granted, or the substitution of such Stock Rights with new Stock Rights of the successor entity or parent thereof with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices. In the event of such termination, each optionee shall be permitted to exercise for a period of at least 15 days prior to the date of such termination (1) all Options held by such optionee which are then exercisable, and (2) such number of additional Options held by such optionee, to the extent such options are not then exercisable, as may be specified in the relevant option agreement, if any.

          C. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

          D. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

          E. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

          F. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

          G. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

          H. Upon the happening of any of the foregoing events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 14 and, subject to paragraph 2, its determination shall be conclusive.

          I. If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs A, B or C above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

          J. The Committee may grant Stock Rights under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a Related Corporation as the result of a merger or consolidation of the employing corporation with the Company or a Related Corporation or the acquisition by the Company or a Related Corporation of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

     15.  Means of Exercising Stock Right.  A Stock Right (or any part or
          -------------------------------
installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) if authorized by the applicable Option agreement or at the discretion of the Committee, through delivery of shares of Common Stock that the optionee has beneficially owned for more than six months and which the optionee may freely transfer having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right, or (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable federal rate, as defined in
Section 1274(d) of the Code, (d) by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c) or (d) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued. Notwithstanding the foregoing, each employee, director or stockholder of the Company who is subject to Section 16(a) or (b) of the Act may not sell the security underlying a stock right granted hereunder within six months of the grant of such stock right.

     16.  Term and Amendment of Plan.
          --------------------------

          A. This Plan shall become effective upon approval by the holders of a majority of the shares of Common Stock of the Company present or represented and entitled to vote at a meeting of stockholders. Subject to such approval by the stockholders and to the requirement that no Common Stock may be issued hereunder prior to such approval, Stock Rights may be granted hereunder on and after adoption of this Plan by the Board.

          B. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 14); (b) the provisions of paragraph 4 regarding eligibility for grants of ISOs may not be modified; (c) the provisions of paragraph 7(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 14); (d) the expiration date of the Plan may not be extended; and (e) if and to the extent determined by the Committee to be required by the Act to ensure that Stock Rights granted under the Plan are exempt under Rule 1116b-3 promulgated under the Act, or that ISOs granted under the Plan are qualified under Section 422 of the Code. Except as provided in the fourth sentence of this paragraph 16, in no event may action of the Board or stockholders alter or impair the right of a grantee, without his consent, under any Stock Right previously granted to him.

     17.  Conversion of ISOs into Non-Qualified Options; Termination of ISOs.
          ------------------------------------------------------------------
The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISO (or any installments or portions of installments thereof) that have been exercised on the date of conversion into Non-Qualified

Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

     18.  Application of Funds.  The proceeds received by the Company from the
          --------------------
sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

     19.  Governmental Regulation.  The Company's obligation to sell and deliver
          -----------------------
shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     20.  Withholding of Additional Income Taxes.  Upon the exercise of a Non-
          --------------------------------------
Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, or the vesting of restricted Common Stock acquired on the exercise of a Stock right hereunder, the Company, in accordance with Section 3402(a) of the Code, may require the optionee, Award recipient or purchaser to pay additional withholding taxes in respect of the amount that is considered compensation includable in such person's gross income. The Committee in its discretion may condition (i) the exercise of an Option,
(ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or (iv) the vesting of restricted Common Stock acquired by exercising a Stock Right on the grantee's payment of such additional withholding taxes.

          A. A participant may elect to have his tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to any Stock Right number of shares with an aggregate fair market value that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Common Stock owned by the participant with an aggregate fair market value that would satisfy the withholding amount due. With respect to any optionee who is subject to Section 16 of the Act, the following additional restrictions shall apply:

              (i) the election to satisfy tax withholding obligations relating to a Stock Right in the manner permitted by this paragraph shall be made either (1) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (2) at least six months prior to the date as of which the receipt of such a Stock Right first becomes a taxable event for Federal income tax purposes;

              (ii)   such election shall be irrevocable;

              (iii) such election shall be subject to the consent or disapproval of the Committee; and

              (iv) the Common Stock withheld to satisfy tax withholding must pertain to an option or grant which has been held by the participant for at least six months from the date of grant of the Stock Right.

Notwithstanding the foregoing, the provisions of paragraph 20(A)(i)(1) shall not be applicable until the Company has been subject to the reporting requirements of Section 13(a) of the Act for at least a year prior to the election and has filed all reports and statements required to be filed pursuant to that Section for that year.

     21.  Notice to Company of Disqualifying Disposition.  Each employee who
          ----------------------------------------------
receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

     22.  Governing Law; Construction.  The validity and construction of the
          ---------------------------
Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Delaware. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.